COMMON STOCK                                                      COMMON STOCK
PAR VALUE $.01

                              ENVIRONMENTAL PURIFICATION
                                   INDUSTRIES, INC.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                CUSIP
THIS CERTIFIES THAT



IS THE OWNER OF
              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF .01 PER SHARE, OF
                     ENVIRONMENTAL PURIFICATION INDUSTRIES, INC.
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


              (Signature)                                  (Signature)
         ----------------------                       ---------------------
               SECRETARY                                PRESIDENT AND CEO

                                            COUNTERSIGNED AND REGISTERED:
                                            CONTINENTAL STOCK TRANSFER &
                                               TRUST COMPANY
                                            NEW YORK, NEW YORK  TRANSFER AGENT
                                                                AND REGISTRAR
                                            BY
                                                      AUTHORIZED SIGNATURE

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   -as tenants in common         UNIF GIFT MIN ACT   - Custodian
                                                      ------------------------
    TEN ENT   -as tenants by the entireties           (Cust)           (Minor)
                                                      under Uniform Gifts to
    JT TEN    -as joint tenants with right                      Minors
               of survivorship and not as             Act
               tenants in common                           -------------------
                                                                (State)
               Additional abbreviations may also be used though not in the above list.


            FOR VALUE RECEIVED ______HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________  ________________________________________

________________________________________________________________________________
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH

FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED              ____________________________________________________________


________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: